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                                                                     EXHIBIT 15B



[DELOITTE & TOUCHE LLP LOGO LETTERHEAD]
SUITE 900
600 RENAISSANCE CENTER
DETROIT, MICHIGAN  48243-1704


October 10, 1997


Chrysler Corporation
1000 Chrysler Drive
Auburn Hills, Michigan

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim financial information of Chrysler Corporation and consolidated subsidiaries for the periods ended September 30, 1997 and 1996, as indicated in our report dated October 10, 1997. Because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, is incorporated by reference in the following Registration Statements:


         REGISTRATION
FORM     STATEMENT NO.                          DESCRIPTION

S-8     33-5588            Chrysler Salaried Employees' Savings Plan

S-8     33-6117            Chrysler Corporation Stock Option Plan

S-3     33-13739           Chrysler Corporation Common Stock deliverable to
                           Selling stockholder named therein

S-3     33-15716           Chrysler Corporation Common Stock deliverable to
                           Selling stockholders named therein

S-8     33-15544           Chrysler Corporation Common Stock
        (Post-Effective    deliverable pursuant to the 1972 and 1980
         Amendment No. 1)  American Motors Corporation Stock Option Plans

S-3     33-15849           Chrysler Corporation Debt Securities

S-3     33-22233           Chrysler Corporation Common Stock deliverable to
                           Selling stockholders named therein

S-3     33-39688           Chrysler Corporation Common Stock deliverable to
                           Selling stockholders named therein




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      REGISTRATION
FORM  STATEMENT NO.               DESCRIPTION

S-8     33-47986           Chrysler Corporation 1991 Stock Compensation Plan

S-3     33-59294           Chrysler Corporation Common Stock deliverable to
                           Selling stockholder named therein

S-8     33-55817           Chrysler Corporation 1991 Stock Compensation Plan

S-3     33-21589           Chrysler Corporation Debt Securities

S-4     333-21849          Chrysler Corporation Debt Securities



We also are aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.


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